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                                                                   EXHIBIT 10.10

                                 PROMISSORY NOTE

$5,000,000.00                                                   December 6, 2001

For Value Received, without grace, and in accordance with the payment terms hereinafter set forth, the undersigned (herein called "Maker", whether one or more) promises to pay to the order of Service Lloyds Insurance Company ("Payee"), at its offices in Austin, Travis County, Texas, and in lawful money of the United States of America, the principal amount of U. S. Five Million Dollars ($5,000,000.00), together with interest from the date hereof until maturity, howsoever the same may occur, on the actual principal balance hereof from time to time outstanding and unpaid, at the rate of eight percent (8%) per annum (the "Base Rate").

All past due principal and interest on this Note shall bear interest from maturity thereof, howsoever the same may occur, until paid at a per annum rate which is four percent (4%) per annum above the Base Rate described above, but in no event to exceed the Maximum Lawful Rate, as herein defined.

The "Maximum Lawful Rate," as used herein, is the maximum lawful, non-usurious per annum rate of interest (determined on the basis of a year of 365 days or 366 days as the case may be) that from time to time, may be contracted for, charged, taken, received or reserved by the Payee or other holder hereof under Applicable Law.

For purposes of Tex.Rev.Civ.Stat.Ann., Art. 5069 Section 1.04, to the extent that such applies (or may from time to time apply) to this Note, the weekly indicated rate ceiling determined under said Art. 5069 Section 1.04 and appropriate for application to this Note shall be the interest rate ceiling applicable to this Note for purposes of said Art. 5069 Section 1.04.

Subject in all events to the limitations established herein in respect of the Maximum Lawful Rate, interest prior to maturity of this Note shall be calculated at a daily rate equal to 1/360th of the Base Rate, with the daily rate so determined being applied for the actual number of days elapsed, provided that in no event shall the amount or rate of interest payable hereunder exceed that calculated under or constituting the Maximum Lawful Rate.

"Applicable Law" as used herein, means that law, from time to time in effect and applicable to this Note and the indebtedness hereunder, which permits or authorizes the lawful charging and collection by Payee, or other holder hereof, of the highest permissible lawful and non-usurious rate of interest, and shall include laws of the State of Texas and laws of the United States of America.

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Payment of this Note is secured by, and this Note is entitled to the benefits of, a stock pledge agreement of even date herewith executed by Maker (the "Collateral Agreement") to secure, guarantee or otherwise provide for payment hereof, in favor of or for the benefit of the Payee or other holder hereof.

It is stipulated that upon default in the punctual payment of the principal of or interest on this Note, as the same becomes due and payable, or upon default (or upon the occurrence of any event or condition that authorizes the Payee or other holder to accelerate the maturity hereof) under the Collateral Agreement (reference being here specifically made to said Collateral Agreement as to the rights of the Payee or other holder hereof to accelerate the maturity hereof under certain circumstances), then this Note shall thereupon be in default and at any time thereafter, at the option of the Payee or other holder hereof, this Note, both as to principal and interest then outstanding and accrued, shall be and become fully due and payable.

This Note shall be due and payable as follows:

      Interest shall be due and payable quarterly on the first day of February, May, August and November of each calendar year, beginning February 1, 2002, and continuing regularly and quarterly thereafter until November 1, 2006 ("Maturity Date"). Such payments of interest shall be in addition to the principal payments due under this Note. The principal of this Note shall be due and payable in annual installments on or before November 1 of each year as follows: $1,000,000.00 in 2002; $1,000,000.00 in 2003;
      $1,000,000.00 in 2004; $1,000,000.00 in 2005, 1,000,000.00 in 2006, and on
      the Maturity Date the entire amount remaining unpaid, principal and accrued interest, shall be due and payable.

If this Note is collected by suit or through the Probate or Bankruptcy Court, or any judicial proceeding, or if this Note is not paid at its maturity (howsoever such may occur, whether by demand, default, acceleration or otherwise) and it is placed in the hands of an attorney for collection, then the Maker further expressly agrees to pay, as a reasonable attorney's fee, ten percent (10%) of the full amount of principal and interest owing on this Note when it is placed in the hands of an attorney incident to the foregoing, such payments to be in addition to all other amounts owing hereunder.

In the event that maturity of this Note is accelerated by reason of default hereunder or under the Collateral Agreement, Maker of this Note expressly waives demand, presentment for payment, notice of nonpayment, protest, notice of protest, notice of acceleration or of intent to accelerate, and all other notice. In the event that Payee or any other holder elects to exercise its unqualified right to demand payment hereof, in full, at any time, Maker of this Note further

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agrees that demand upon Maker for payment shall be the only demand, notice, or act required or necessary incident to the exercise of such right and hereby waives any and all other notice, demand, presentment, protest, notice of intent to demand payment, or notice of demand in such regard. Maker further waives filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and agrees to any substitution, exchange or release of any such security. The undersigned Maker shall have the right and privilege of prepaying this Note at any time or times, in whole or in part, without notice or penalty. Any prepayment of principal shall be applied, in inverse order of maturity, to the payments scheduled under this Note to repay the principal hereof, and shall not relieve Maker of the obligation to pay scheduled obligatory payments on this Note in accordance with the terms hereof, as the same mature, or upon demand. Principal that is prepaid will, however, cease to bear interest from the date of prepayment.

The unpaid principal amount hereof at any time shall be the total amount advanced or loaned hereunder by the Payee or other holder hereof to or for the account of the undersigned, less the amount of all payments received on the principal hereof. All payments received shall be first applied to the then unpaid accrued interest hereon, with the balance (if any) applied against principal.

Payee and the undersigned Maker specifically intend and agree to limit contractually the amount of interest payable on this Note to the maximum lawful amount permitted under the laws applicable to this Note and the indebtedness of the undersigned hereunder in the State of Texas (including any federal laws to the extent the same are applicable and controlling) from time to time in effect and likewise to provide in respect of this Note for only those charges and fees as are permitted thereunder. None of the terms of this Note or of any other instrument pertaining to or securing this Note shall ever create or be construed to create a contract to pay interest at a rate in excess of the Maximum Lawful Rate or in an amount in excess of the lawful maximum permitted under Applicable Law. Neither the undersigned nor any other party liable herefor shall ever be liable for interest in excess of that determined under the Maximum Lawful Rate that may be charged under Applicable Law, and the provisions of this paragraph shall control over all other provisions of this Note and of any other instruments pertaining to or securing this Note that may be in apparent conflict herewith and any such apparently conflicting term, rate or amount shall be, without further action of the parties, reduced to conform with the provisions hereof and Applicable Law. Similarly, any term or provision hereof apparently providing for the payment or charging of any fee, charge, expense or other amount not authorized to be made in connection with loans of the type evidenced hereby shall be reformed or stricken, as may be necessary to conform to applicable provisions of law, without further action by, any party. If any amount constituting interest under Applicable Law that is paid to, or taken or received by Payee or other holder shall be in excess

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of that calculated at the Maximum Lawful Rate under Applicable Law, then any such excess shall be deemed to have been the result of a mathematical error by the parties hereto and shall be refunded immediately to the undersigned or, at the option of the Payee or other holder, applied against the unpaid principal balance of this Note, and all provisions and terms hereof respecting interest shall be immediately reformed and reduced, all without the necessity of execution of further documents, so as to comply fully with Applicable Law.

This Note is a promissory note made under, and shall be construed in accordance with, the laws of the State of Texas and applicable controlling federal laws, provided that this Note shall not be governed by Ch. 15, Texas Credit Code.

                                       MAKER: SAMCO HOLDINGS, INC.

                                              By: /s/ Roger J. Engemoen, Jr.
                                                  --------------------------
                                                  Roger J. Engemoen, Jr.
                                                  President